UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2020

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, on June 26, 2020, at the 2020 Annual Meeting of Shareholders of United Therapeutics Corporation (the “Company”), the Company’s shareholders approved an amendment and restatement (the “2020 Restatement”) of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan (the “Plan”). The 2020 Restatement had previously been approved by the Company’s Board of Directors (the “Board”) upon the recommendation of its Compensation Committee. The effective date of the 2020 Restatement is June 26, 2020.

The Plan is administered by the Compensation Committee of the Board, which is comprised of independent directors. The purpose of the Plan is to stimulate the efforts of non-employee directors, officers, employees and other service providers, in each case who are selected to be participants in the Plan, by heightening the desire of such persons to continue working toward and contributing to the success and progress of the Company. The Plan allows grants of stock options, stock appreciation rights, restricted stock, restricted stock units, and stock awards, any of which may be performance-based, and for incentive bonuses.

The 2020 Restatement makes the following changes to the Plan:

•	increases the maximum number of shares of the Company’s common stock that may be issued under the Plan by 500,000 shares;

•	changes the fungible share ratio to 1.35:1;

•	removes certain references to Section 162(m) of the Internal Revenue Code that are no longer relevant; and

•	extends the expiration date of the Plan to April 29, 2030.

Additional details regarding the Plan are included in the Company’s 2020 Proxy Statement under the heading Proposal No. 4 — Approval of the Amendment and Restatement of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan. The foregoing summary is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 5.07 below, at the 2020 Annual Meeting of Shareholders, the Company’s shareholders, upon the recommendation of the Board, approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) in order to phase out the classification of the Board and to provide for the annual election of all directors, as described below. The amendments to the Certificate (the “Declassification Amendment”) became effective upon filing with the Office of the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) on June 26, 2020. The Board also adopted and filed with the Delaware Secretary of State a certificate of elimination to eliminate from the Certificate all matters set forth in the certificate of designation with respect to the Company’s Series A Junior Participating Preferred Stock (the “Certificate of Elimination”). The Certificate of Elimination also became effective upon filing with the Delaware Secretary of State on June 26, 2020.

Article VII, Section (c) of the Certificate provided that the Board was divided into three classes of approximately equal size, composed of directors each serving terms of office of three years. The Declassification Amendment amends Section (c) to provide for the annual election of directors and adds a new Section (d) on removal of directors to Article VII. Specifically, the Declassification Amendment provides for the annual election of directors beginning at the 2021 annual meeting of shareholders, and the declassification of the Board will be phased in over a period of three years. Beginning with the 2023 annual meeting of shareholders, the declassification of the Board will be complete and all directors will be subject to annual election for one-year terms. Consistent with Delaware law, the Declassification Amendment also provides that directors elected annually may be removed either for or without cause. Directors elected for and serving out the remainder of a three-year term would continue to be removable only for cause. Removal of directors will be governed by the default standard under the Delaware General Corporation Law, which requires approval by a majority of the shares entitled to vote thereon.

Following shareholder approval of the Declassification Amendment, the Board also approved conforming amendments to Article III, Sections 3.1 and 3.2 of the Company’s Seventh Amended and Restated By-laws (the “By-laws”). The By-law amendments also clarify that any director elected to fill a new Board seat resulting from an increase in the number of directors after the effective date of the Declassification Amendment would be elected for a term expiring at the next succeeding annual meeting of shareholders. Directors elected by the Board to fill vacancies would have the same remaining terms as that of their predecessors. The amendments to the By-laws became effective upon filing of the Declassification Amendment with the Delaware Secretary of State on June 26, 2020.

Also on June 26, 2020, the Company filed with the Delaware Secretary of State a Restated Certificate of Incorporation, which incorporates the Declassification Amendment, the amendments resulting from the Certificate of Elimination and previous amendments to the Certificate, but does not further amend the Certificate (the “Restated Certificate”). A copy of the Restated Certificate and the Company’s Eighth Amended and Restated By-laws are attached hereto as Exhibits 3.1 and 3.2, respectively. The descriptions of the Declassification Amendment and the Certificate of Elimination, and the amendments to the By-laws are qualified in their entireties by reference to the full text contained in Exhibits 3.1 and 3.2, respectively.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 26, 2020, the Company held its 2020 Annual Meeting of Shareholders. The Company’s shareholders considered five matters, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2020. The final voting results for the meeting are as follows:

1.	Election of Class III directors, each to serve a term of three years:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Raymond Dwek	32,958,024	1,953,572	28,218	1,782,141
Christopher Patusky	31,381,144	3,534,487	24,183	1,782,141
Tommy Thompson	31,127,600	3,785,547	26,667	1,782,141

2.	An amendment to the Company’s Certificate in order to phase out the classification of the Board and to provide for the annual election of all directors:

Votes for:	34,866,245
Votes against:	56,126
Abstentions:	17,443
Broker non-votes:	1,782,141

3.	An advisory resolution to approve executive compensation:

Votes for:	11,959,439
Votes against:	22,909,955
Abstentions:	70,420
Broker non-votes:	1,782,141

4.	Approval of the amendment and restatement of the United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan:

Votes for:	27,669,975
Votes against:	7,213,501
Abstentions:	56,338
Broker non-votes:	1,782,141

5.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020:

Votes for:	36,166,307
Votes against:	523,552
Abstentions:	32,096
Broker non-votes:	—

Item 9.01. Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Restated Certificate of Incorporation of United Therapeutics Corporation
3.2	Eighth Amended and Restated By-laws of United Therapeutics Corporation
10.1	United Therapeutics Corporation Amended and Restated 2015 Stock Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 26, 2020	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel

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